UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 2022

EVO Transportation & Energy Services, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	000-54218	37-1615850
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2075 West Pinnacle Peak Rd. Suite 130, Phoenix, AZ		85027
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 877-973-9191

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

Securities Purchase Agreement

On September 8, 2022, EVO Transportation & Energy Services, Inc. (the “Company”), EVO Holding Company, LLC (“EVO HoldCo”) and Antara Capital Master Fund LP (the “Antara”) entered into a Securities Purchase Agreement (the “Securities Purchase Agreement”) and consummated certain transactions contemplated therein relating to a transaction involving the recapitalization of the Company, which contemplates, among other things, the sale and issuance of new equity by the Company and the cancellation of certain indebtedness in exchange for equity of the Company and or its subsidiaries (the “Recapitalization Transactions”). Pursuant to the Securities Purchase Agreement, Antara purchased from the Company (i) 22,353,696 immediately exercisable warrants to purchase 22,353,696 shares of common stock of the Company at $0.0001 per share and (ii) an additional 319,213,143 warrants to purchase 319,213,143 shares of common stock of the Company at $0.0001 per share that will be exercisable following the adoption of an amendment to the Company’s certificate of incorporation to effect the increase in the number of authorized shares of the Company’s common stock, par value $0.0001, from 100,000,000 to 600,000,000 (the “Charter Amendment”). Each warrant issued to Antara may be exercised for cash or on a cashless basis, pursuant to the terms of such warrants, for a period of five years from the date of issuance. Antara paid the Company approximately $12,688,000 for the warrants issued under the Securities Purchase Agreement, calculated as $15,057,000 less the sum of (i) a backstop commitment discount of $1,500,00, (ii) $750,000 for the purchase of a preferred interest in EVO Holding Company, LLC as described under the heading “Amended and Restated Limited Liability Company Operating Agreement” and (iii) approximately $70,000, representing the aggregate exercise price of the warrants issued to Antara under the Securities Purchase Agreement and certain warrants exercised by Antara prior to entry into the Securities Purchase Agreement.

In connection with the Recapitalization Transactions, the Securities Purchase Agreement also contemplates a series of other transactions, exchanges and issuances including that the Company will include the following securities: (i) warrants entitling certain exchanging creditors to purchase from the Company a specified number of shares of common stock of the Company representing their pro rata share of 10% of the equity being issued to such exchanging creditors on an aggregate basis pursuant to the Recapitalization Transactions; (ii) approximately 8% of the Company’s common stock on a pro-forma basis after giving effect to the Recapitalization Transactions granted to members of management, critical stakeholders or reserved for future issuance; (iii) warrants entitling certain exchanging creditors to purchase from the Company a specified number of shares of common stock of the Company collectively representing 5% of the Company’s post-Recapitalization Transactions common stock on a fully diluted basis (without giving effect to the management incentive plan or securities convertible into common stock at an exercise price above $0.01 per share) at a purchase price per share of $0.53; and (iv) warrants entitling certain exchanging creditors to purchase from the Company a specified number of shares of common stock of the Company collectively representing 5% of the Company’s post-Recapitalization Transactions common stock on a fully diluted basis (without giving effect to the management incentive plan or securities convertible into common stock at an exercise price above $0.01 per share) at a purchase price per share of $0.63. As a condition to closing the transactions contemplated by the Securities Purchase Agreement, and as part of the Recapitalization Transactions, the Company obtained, among other things, the agreement of certain vendors of the Company to extended payment schedules for past due amounts.

The foregoing summary of the material terms of the Securities Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Securities Purchase Agreement, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Creditor Exchange Agreements

On September 8, 2022, the Company and certain of its subsidiaries entered into certain Exchange Agreements (the “Exchange Agreements”) with each of Danny Cuzick, John and Ursula Lampsa, Billy (Trey) Peck Jr., Mohsin Meghji, and Robert Mendola (collectively, the “Exchanging Creditors”). Pursuant to the Exchange Agreements, the Exchanging Creditors exchanged promissory notes issued by the Company and its subsidiaries in the aggregate amount of principal and accrued interest of approximately $18.3 million for (i) warrants to purchase 52,304,758 shares of common stock of the Company at $0.0001 per share that will be exercisable following the adoption of the Charter Amendment, (ii) warrants to purchase 33,284,846 shares of common stock of the Company at $0.53 per share that will be exercisable following the adoption of the Charter Amendment, and (iii) promissory notes in the aggregate principal amount of approximately $3,670,000 (the “Takeback Notes”). The Takeback Notes bear interest at 3% per annum, are unsecured, and have a maturity date of September 8, 2027. Interest on the Takeback Notes is payable in cash or in kind at the Company’s option. Each warrant issued to the Exchanging Creditors at an exercise price of $0.0001 per share may be exercised for cash or on a cashless basis, pursuant to the terms of such warrants, for a period of thirty days following the date the Company’s board of directors adopts the Charter Amendment. Each warrant issued to the Exchanging Creditors at an exercise price of $0.53 per share may be exercised for cash or on a cashless basis, pursuant to the terms of such warrants, for a period of five years from the date of issuance.

The foregoing summary of the material terms of the Exchange Agreements and the Takeback Notes does not purport to be complete and is qualified in its entirety by reference to the full text of the Exchange Agreements and the Takeback Notes, which are filed as exhibits to this Current Report on Form 8-K and incorporated herein by reference.

Amended and Restated Limited Liability Company Operating Agreement

Pursuant to the Securities Purchase Agreement, on September 8, 2022, the Company, Antara, and EVO HoldCo entered into an Amended and Restated Limited Liability Company Operating Agreement (the “A&R LLC Agreement”) that amended and restated the existing limited liability company agreement of EVO HoldCo. Pursuant to the A&R LLC Agreement and the Securities Purchase Agreement, EVO HoldCo issued one convertible preferred membership interest in EVO HoldCo (the “Preferred Interest”) to Antara. The Preferred Interest is convertible at Antara’s election during the Conversion Period into 99% of the percentage interest of common membership interests of EVO HoldCo. The “Conversion Period” is defined as each date of determination on which (i) Consolidated EBITDA for the Company and its subsidiaries for the most recently completed fiscal quarter that is the first, second or third fiscal quarter is less than $6.0 million, with such determination initially being made with respect to the second fiscal quarter of 2023, (ii) Consolidated EBITDA for the Company and its subsidiaries for the most recent fourth fiscal quarter that is one of the two most recently completed fiscal quarters is less than $9.0 million, (iii) the Company or any of its subsidiaries fails to pay any principal or interest due in respect of any debt with an outstanding aggregate principal amount in excess of $1,000,000 when due, subject to certain cure rights, (iv) any debt of the Company or any of its subsidiaries with an outstanding aggregate principal amount in excess of $1,000,000 becomes due prior to its stated maturity, (v) the Company has failed to deliver unaudited quarterly financial statements with certain prescribed time periods, or (vi) the Company has failed to deliver audited annual financial statements within certain prescribed time periods.

The foregoing summary of the material terms of the A&R LLC Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the A&R LLC Agreement, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Bridge Loan and Executive Loans Extension Agreement

On September 8, 2022, the Company and certain subsidiary guarantors of the Company entered into a Sixth Loan Extension Agreement (the “Sixth Extension Agreement”) with Antara and each of Damon R. Cuzick, the Company's chief operating officer, Bridgewest Growth Fund LLC, an entity affiliated with Billy (Trey) Peck Jr., the Company's executive vice president - business development, and Batuta Capital Advisors LLC (“Batuta” and together with Mr. Cuzick and Bridgewest Growth Fund LLC, the “Executive Lenders”), an entity affiliated with Alexandre Zyngier, a member of the Company's board of directors. Pursuant to the Sixth Extension Agreement, (i) the maturity date of the loan from Antara to the Company pursuant to the Senior Secured Loan and Executive Loan Agreement dated March 11, 2022 (the “Bridge Loan Agreement”), was extended from September 15, 2022 to December 29, 2022; and (ii) the maturity date of the loans from the Executive Lenders to the Company pursuant to the Bridge Loan Agreement was extended from September 22, 2022 to January 5, 2024.

The foregoing summary of the material terms of the Sixth Extension Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Sixth Extension Agreement, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Amendment to Loan Agreement (Clean Energy)

In connection with the Recapitalization Transactions, on September 2, 2022, the Company, Thunder Ridge Transport, Inc., a wholly-owned subsidiary of the Company (“Thunder Ridge”), Billy (Trey) Peck Jr., and Clean Energy entered into a First Amendment to Loan and Security Agreement (the “Clean Energy Amendment”) that amended the Loan and Security Agreement between Thunder Ridge and Clean Energy dated August 31, 2017. The Clean Energy Amendment extended the maturity date of the loan from Clean Energy to Thunder Ridge from July 31, 2022 to March 31, 2023. Pursuant to the Clean Energy Amendment, Thunder Ridge agreed to pay Clean Energy (i) $150,000 on or before September 30, 2022, (ii) six payments of $75,000 on or before each of September 30, 2022, October 31, 2022, November 30, 2022, December 31, 2022, January 31, 2023, and February 28, 2023, (iii) $300,000 on or before December 31, 2022, and (iv) $390,663.91 on or before March 31, 2023.

The foregoing summary of the material terms of the Clean Energy Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Clean Energy Amendment, which is filed as an exhibit to this Current Report on Form 8-K and incorporated herein by reference.

Amendments to Leases

In connection with the Recapitalization Transactions, on September 8, 2022, Ursa Major Corporation, a wholly-owned subsidiary of the Company (“Ursa”), entered into a First Amendment of Lease with Ursa Oak Creek LLC (the “Oak Creek Amendment”) and a First Amendment of Lease with Ursa Group LLC (the “Madison Amendment”). The Oak Creek Amendment and Madison Amendment provide that the monthly “offset payments” of $3,1250 each under Ursa’s leases with respect to 6925 South 6th Street, Suites 100 & 400, Oak Creek, WI 53154 and 4253 Argosy Court, Madison, WI 53714, respectively, will continue until the earliest of (i) September 8,

2027, (ii) the date that the Takeback Note issued to John and Ursula Lampsa is satisfied in full, or (iii) the date the lease is terminated other than for Ursa’s breach.

Item 2.03 Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The disclosure set forth in Item 1.01 regarding the Takeback Notes is incorporated by reference into this Item 2.03.

Item 3.02 Unregistered Sales of Equity Securities.

The disclosure set forth in Item 1.01 regarding the warrants issued to Antara and the Exchanging Creditors is incorporated by reference into this Item 3.02. The summary of the material terms of the warrants incorporated herein by reference does not purport to be complete and is qualified in its entirety by reference to the full text of the warrants, which are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Securities Purchase Agreement dated September 8, 2022 by and among EVO Transportation & Energy Services, Inc., EVO Holding Company, LLC and Antara Capital Master Fund LP
10.2	Exchange Agreement dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and Danny Cuzick
10.3	Exchange Agreement dated September 8, 2022 between EVO Transportation & Energy Services, Inc., EVO Equipment Leasing, LLC, and John and Ursula Lampsa
10.4	Exchange Agreement dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and Billy (Trey) Peck Jr.
10.5	Exchange Agreement dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and Mohsin Meghji
10.6	Exchange Agreement dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and Robert Mendola
10.7	Unsecured Promissory Note dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and Danny Cuzick
10.8	Unsecured Promissory Note dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and John and Ursula Lampsa
10.9	Unsecured Promissory Note dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and Billy (Trey) Peck Jr.
10.10	Unsecured Promissory Note dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and Mohsin Meghi
10.11	Unsecured Promissory Note dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and Robert Mendola
10.12

Amended and Restated Limited Liability Company Operating Agreement dated September 8, 2022 between EVO Holding Company, LLC, EVO Transportation & Energy Services, Inc. and Antara Capital Master Fund LP

10.13

Sixth Loan Extension Agreement dated September 8, 2022 between and among EVO Transportation & Energy Services, Inc., certain of its subsidiaries as guarantors, Antara Capital Master Fund LP, Damon R. Cuzick, Bridgewest Growth Fund LLC, and Batuta Capital Advisors LLC

10.14	First Amendment to Loan and Security Agreement dated September 8, 2022 between EVO Transportation & Energy Services, Inc., Thunder Ridge Transport, Inc., Billy (Trey) Peck Jr., and Clean Energy
10.15	First Amendment of Lease dated September 8, 2022 between Ursa Major Corporation and Ursa Oak Creek LLC
10.16	First Amendment of Lease dated September 8, 2022 between Ursa Major Corporation and Ursa Group LLC
10.17	Warrant dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and Antara Capital Master Fund LP (immediately exercisable)
10.18	Warrant dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and Antara Capital Master Fund LP (14C warrant)
10.19	Warrant dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and Danny Cuzick ($0.0001)
10.20	Warrant dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and Danny Cuzick ($0.53)
10.21	Warrant dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and John and Ursula Lampsa ($0.0001)
10.22	Warrant dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and John and Ursula ($0.53)
10.23	Warrant dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and Billy (Trey) Peck Jr. ($0.0001)
10.24	Warrant dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and Billy (Trey) Peck Jr. ($0.53)
10.25	Warrant dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and Mohsin Meghji ($0.0001)
10.26	Warrant dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and Mohsin Meghji ($0.53)
10.27	Warrant dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and Robert Mendola ($0.0001)
10.28	Warrant dated September 8, 2022 between EVO Transportation & Energy Services, Inc. and Robert Mendola ($0.53)

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 14, 2022	By:	/s/ Patrick Seul
	Its:	Executive Vice President, General Counsel and Secretary